                                                                   EXHIBIT 10.34



                          AMYLIN PHARMACEUTICALS, INC.

                      DIRECTORS' DEFERRED COMPENSATION PLAN



                   ORIGINALLY EFFECTIVE AS OF AUGUST 25, 1997

                 AMENDED AND RESTATED EFFECTIVE OCTOBER 12, 1999

                                TABLE OF CONTENTS

                                                                                     PAGE

1.       PURPOSE OF THE PLAN...........................................................1

2.       DEFINITIONS...................................................................1

         2.1      Account..............................................................1

         2.2      Beneficiary..........................................................1

         2.3      Benefit..............................................................1

         2.4      Board................................................................1

         2.5      Code.................................................................1

         2.6      Company..............................................................2

         2.7      Compensation.........................................................2

         2.8      Compensation Reductions..............................................2

         2.9      Deferred Compensation Agreement......................................2

         2.10     Director.............................................................2

         2.11     Effective Date.......................................................2

         2.12     Eligible Director....................................................2

         2.13     Fair Market Value....................................................2

         2.14     Non-Elective Contributions...........................................2

         2.15     Non-Employee Director................................................2

         2.16     Participant..........................................................3

         2.17     Plan.................................................................3

         2.18     Plan Year............................................................3

         2.19     Share................................................................3

         2.20     Valuation Date.......................................................3

3.       PARTICIPATION.................................................................3

         3.1      Participation of Eligible Directors..................................3

         3.2      Irrevocability of Participation During the Plan Year.................4

         3.3      Suspended Participation..............................................4

         3.4      Termination of Participation.........................................4

4.       PLAN ACCOUNTS.................................................................4

         4.1      Accounts.............................................................4

         4.2      Investment of Accounts...............................................5

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                     PAGE
         4.3      Value of Accounts....................................................5

         4.4      Funds Unsecured......................................................5

5.       BENEFITS......................................................................5

         5.1      Retirement Benefits..................................................5

         5.2      Death Benefits.......................................................6

6.       SOURCE OF BENEFITS............................................................6

7.       ADMINISTRATION................................................................6

         7.1      General..............................................................6

         7.2      Procedures...........................................................7

         7.3      Claims...............................................................7

8.       AMENDMENT AND TERMINATION.....................................................7

         8.1      Amendment or Termination.............................................7

         8.2      Accrued Benefits.....................................................8

9.       SALE OR MERGER OF THE COMPANY.................................................8

10.      MISCELLANEOUS.................................................................8

         10.1     Benefits Fully Vested................................................8

         10.2     No Right to Continue as Director.....................................9

         10.3     Successors and Assigns...............................................9

         10.4     Assignment or Alienation.............................................9

         10.5     Entire Agreement.....................................................9

         10.6     Headings.............................................................9

         10.7     Gender and Number....................................................9

         10.8     Governing Law........................................................9

                          AMYLIN PHARMACEUTICALS, INC.

                      DIRECTORS' DEFERRED COMPENSATION PLAN

                   ORIGINALLY EFFECTIVE AS OF AUGUST 25, 1997
                 AMENDED AND RESTATED EFFECTIVE OCTOBER 12, 1999


         AMYLIN PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), hereby adopts the Amylin Pharmaceuticals, Inc. Directors' Deferred Compensation Plan (the "Plan") for the Non-Employee Directors of the Company upon the terms and conditions set forth below.

         The benefits payable under the Plan are and at all times will be mere unsecured contractual rights against the Company payable from the Company's general assets. It is intended that the Plan shall constitute an unfunded deferred compensation arrangement for purposes of United States federal income tax laws, and all documents, agreements or instruments made or given pursuant to the Plan shall be interpreted so as to carry out this intent.

1.   PURPOSE OF THE PLAN.

     The purpose of this Plan is to provide deferred compensation benefits to Non-Employee Directors of the Company, payable by the Company. This Plan will provide benefits derived from (i) contributions by the Company hereunder of a Non-Employee Director's compensation as to which he or she has elected to defer payment under the Plan and (ii) other discretionary contributions by the Company.

2.   DEFINITIONS.

     The capitalized terms defined in this Section 2 shall have the meanings set forth below.

     2.1 ACCOUNT. A separate Plan account, which is a bookkeeping record, established for each Participant to which shall be allocated Compensation Reductions and Non-Elective Contributions in accordance with Section 4.1.

     2.2 BENEFICIARY. The beneficiary or beneficiaries designated by a Participant to receive any remaining Benefits due under the Plan after his or her death. If the Participant has not designated a Beneficiary, the Beneficiary shall be the Participant's surviving spouse or, if none, the Participant's estate.

     2.3 BENEFIT. The benefit or benefits provided under this Plan, which for a Participant shall be equal to the account balance of such Participant's Account.

     2.4 BOARD. The Board of Directors of the Company.

     2.5 CODE. The Internal Revenue Code of 1986, as it may be amended from time to time.

                                       1.

     2.6 COMPANY. Amylin Pharmaceuticals, Inc., a Delaware corporation, or any successor corporation.

     2.7 COMPENSATION. All the fees (paid in cash or by check) received by a Participant from the Company for a Plan Year for his or her services as a Director, including but not limited to, the meeting attendance fee.

     2.8 COMPENSATION REDUCTIONS. The amount of Compensation which a Participant has elected to defer pursuant to a Deferred Compensation Agreement, and that the Company and the Participant mutually agree shall be deferred in accordance with the Plan.

     2.9 DEFERRED COMPENSATION AGREEMENT. An agreement by which a Participant elects to reduce all of his or her Compensation for a Plan Year in order for the Company to make contributions to the Plan on his or her behalf.

     2.10 DIRECTOR. A member of the Board.

     2.11 EFFECTIVE DATE. August 25, 1997.

     2.12 ELIGIBLE DIRECTOR. A Non-Employee Director.

     2.13 FAIR MARKET VALUE. The fair market value of a share of Common Stock of the Company is, as of any date, the value of the Common Stock of the Company, as determined as follows:

                  (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System or the SmallCap Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the fair market value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales are reported) on such exchange or national market system on the trading day on which the determination is to be made, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                  (b) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System or the SmallCap Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales are reported) on the trading day on which the determination is to be made, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                  (c) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     2.14 NON-ELECTIVE CONTRIBUTIONS. An amount credited to the Account of a Participant by the Company without reduction of the Participant's Compensation.

     2.15 NON-EMPLOYEE DIRECTOR. A Director who either (i) is not a current employee or officer of the Company or its parent or subsidiary, does not receive compensation (directly or



                                       2.

indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933, as amended ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3 promulgated under the Exchange Act of 1934, as amended.

     2.16 PARTICIPANT. Any Eligible Director who has elected to participate in the Plan by entering into a Deferred Compensation Agreement.

     2.17 PLAN. The Amylin Pharmaceuticals, Inc. Corporation Directors' Deferred Compensation Plan, as amended from time to time.

     2.18 PLAN YEAR. The calendar year.

     2.19 SHARE. A participating interest under the Plan, which shall be equal to the Fair Market Value of a share of Common Stock of the Company.

     2.20 VALUATION DATE. The last day of each month coinciding with or next following the date of each meeting of the Board, or such other date as shall be established by the Company.

3.   PARTICIPATION.

     3.1 PARTICIPATION OF ELIGIBLE DIRECTORS.

                  (a) Each Eligible Director may begin to participate in the Plan on the Effective Date; provided, however, that such Eligible Director completes and signs a Deferred Compensation Agreement and returns such Deferred Compensation Agreement to the designated representative of the Company prior to the Effective Date or such earlier date established by the Company and announced to the Eligible Director. Such Deferred Compensation Agreement shall be effective for the period beginning on the Effective Date and ending on December 31, 1997.

                  (b) Each Director who becomes an Eligible Director after the Effective Date may begin to participate in the Plan by completing and signing a Deferred Compensation Agreement and returning such Deferred Compensation Agreement to the designated representative of the Company; provided, however, that such completion and return of the Deferred Compensation Agreement to the Company occurs within thirty (30) days after the date that the Director becomes an Eligible Director. Such Deferred Compensation Agreement shall be effective for the period beginning on the date the Eligible Director completes and returns the Deferred Compensation Agreement to the Company and ending on the last day of the Plan Year within which such participation begins.

                  (c) An Eligible Director who did not become a Participant in accordance with the terms of paragraph (a) or (b) may participate in the Plan effective as of the beginning of any Plan Year following the Plan Year in which he or she becomes an Eligible Director by



                                       3.

completing and signing a Deferred Compensation Agreement and returning such Deferred Compensation Agreement to the designated representative of the Company prior to the beginning of the Plan Year (or such earlier date established by the Company and announced to the Eligible Director) for which deferral of Compensation is intended to commence. Such Deferred Compensation Agreement shall be effective for that Plan Year.

                  (d) If a Participant wishes to defer Compensation under the terms of the Plan for any Plan Year subsequent to the first Plan Year in which the Participant began to participate in the Plan, such Participant must complete and sign a new Deferred Compensation Agreement and return such Deferred Compensation Agreement to the designated representative of the Company prior to the beginning of the Plan Year (or such earlier date established by the Company and announced to the Participant) for which such election is to be effective. Such Deferred Compensation Agreement shall be effective for that Plan Year.

                  (e) In addition to the participation described in Sections 3.1(a) through 3.1(d), a Non-Employee Director may become a Participant if the Company, in its sole discretion, awards to the Non-Employee Director Non-Elective Contribution amounts. Except as otherwise provided in the Plan or in a written agreement between the Non-Employee Director and the Company, any such award shall be subject to the same terms and conditions as Compensation Reductions.

     3.2 IRREVOCABILITY OF PARTICIPATION DURING THE PLAN YEAR. A Participant may not terminate his or her Deferred Compensation Agreement with respect to a Plan Year on or after the first day of such Plan Year.

     3.3 SUSPENDED PARTICIPATION. A Participant who ceases to be an Eligible Director, but who continues to be a Director, shall become a suspended Participant in the Plan as of the date on which the Participant ceases to be an Eligible Director. During the period of suspension, no Compensation Reductions or Non-Elective Contributions shall be allocated to such suspended Participant's Account in accordance with Section 4. However, the Participant shall be entitled to benefit in accordance with the other provisions of the Plan throughout the period during which he or she is a suspended Participant. A suspended Participant shall cease to be a suspended Participant as of the date he or she again becomes an Eligible Director. If such suspended Participant again becomes an Eligible Director in the same Plan Year in which a Deferred Compensation Agreement was previously in effect, such Deferred Compensation Agreement shall automatically once again become effective for the remainder of such Plan Year. If such suspended Participant again becomes an Eligible Director in a Plan Year following the last Plan Year for which a Deferred Compensation Agreement was in effect, such suspended Participant may elect to participate in the Plan by following the procedures specified in Section 3.1(b).

     3.4 TERMINATION OF PARTICIPATION. A Participant shall cease to be a Participant as of the date he or she ceases serving as a Director.

4.   PLAN ACCOUNTS.

     4.1 ACCOUNTS. The Company shall maintain or cause to be maintained for each Participant an Account with respect to which the Company shall allocate amounts equal to the



                                       4.

Participant's Compensation Reductions and Non-Elective Contributions for each Plan Year. For Compensation Reductions, such allocations shall be effective as of the date such Compensation Reductions would have been paid to the Participant as Compensation in the absence of a Deferred Compensation Agreement. For Non-Elective Contributions, such allocations shall be effective on the date determined by the Company, in its sole discretion.

     4.2 INVESTMENT OF ACCOUNTS.

                  (a) Each Compensation Reduction or Non-Elective Contribution allocated to a Participant's Account shall be converted into that number of Shares that equal the amount of such Compensation Reduction or Non-Elective Contribution divided by the Fair Market Value of the Common Stock of the Company as of the date such Compensation Reduction or Non-Elective Contribution is allocated to the Participant's Account. The calculation of the number of Shares need not be rounded to the nearest whole Share, so that a fraction of a Share (calculated to the nearest one-hundredth of a Share) may be allocated to a Participant's Account.

                  (b) In the event any dividends or distributions are made with respect to the Common Stock of the Company, the Company shall allocate an amount to the Participant's Account that is equal to the amount of such dividends or distributions that would have been made with respect to the Shares allocated to a Participant's Account if they were shares of the Common Stock of the Company. Such dividend/distribution allocations shall be converted into that number of whole and/or fractional Shares that equal the amount of such allocation divided by the Fair Market Value of the Common Stock of the Company as of the date such dividends or distributions are made with respect to the Common Stock of the Company to the Company's stockholders of record.

     4.3 VALUE OF ACCOUNTS. The value of a Participant's Account as of any Valuation Date shall be equal to the number of Shares allocated to a Participant's Account multiplied by the Fair Market Value of one share of the Common Stock of the Company.

     4.4 FUNDS UNSECURED. Notwithstanding any other provisions of this Plan, all Benefits payable under the Plan are subject to the claims of the general creditors of the Company. No trust shall be established to hold any assets which may be set aside by the Company to pay the Benefits under the Plan and the Company shall be under no obligation to set aside any amounts to pay Benefits. The maintenance of separate Accounts by the Company as provided herein shall neither require nor be considered a segregation of any funds or property from the Company's general assets. Participants shall have no preferred claim on or beneficial ownership interest in any assets of the Company prior to the time actual payments of Benefits are received, and all rights of the Participants to Benefits are mere unsecured contractual rights against the Company.

5.   BENEFITS.

     5.1 RETIREMENT BENEFITS.

                  (a) When a Participant ceases serving as a Director and providing services to the Company in any other capacity, the Participant shall be entitled to receive the value of his or her Account determined as of the Valuation Date coinciding with or next preceding the date of



                                       5.

the distribution, which shall be paid out by the Company in cash (or by check) and/or in the form of the Company's Common Stock, either in a single lump sum payment or in equal annual installments (in terms of the number of Shares allocated to a Participant's Account), as determined by the Company in its sole discretion. Notwithstanding the foregoing, the aggregate number of shares of the Company's Common Stock distributable to the Company's Non-Employee Directors under this Plan shall not exceed the least of (i) one percent (1%) of the Company's outstanding Common Stock on the Effective Date; (ii) one percent (1%) of the outstanding voting power of the Company's outstanding securities on the Effective Date or (iii) twenty-five thousand (25,000) shares of the Company's Common Stock, or such other applicable limitation that would cause the Plan to require shareholder approval as set forth in Rule 4460(i)(1)(A) of the NASDAQ Stock Market Marketplace Rules.

                  (b) If the Company determines that the distribution of a Participant's Account shall be in installment payments, the number of installment payments shall be the lesser of (i) ten (10) or (ii) two (2) times the number of Plan Years for which the Participant entered into a Deferred Compensation Agreement with the Company under the Plan or was credited with a Non-Elective Contribution under the Plan.

                  (c) If a Participant ceases serving as a Director and otherwise providing services to the Company on or before June 30 of any Plan Year, the lump sum payment or the first installment payment shall be paid by the Company no later than the last day of such Plan Year. If the Participant ceases serving as a Director and otherwise providing services to the Company on or after July 1 of any Plan Year, the lump sum payment or the first installment payment shall be paid by the Company no later than January 31 of the following Plan Year. If the payment of a Participant's Account is made in installment payments, the second installment payment shall be paid during January of the Plan Year following the Plan Year in which the first installment payment was paid and all remaining installment payments shall be paid annually in the month of January. The value of an installment shall be determined by multiplying the number of Shares to be paid out in such installment by the Fair Market Value of one share of the Company's Common Stock on the last trading day immediately preceding such installment payment.

     5.2 DEATH BENEFITS. In the event the Participant dies prior to receiving all of his or her Benefits, his or her remaining Benefits shall be paid by the Company in cash (or by check) and/or in the form of the Company's Common Stock, as determined by the Company in its sole discretion, to the Participant's Beneficiary in a lump sum payment as soon as administratively feasible after the Participant's death.

6.   SOURCE OF BENEFITS.

     Benefits payable under this Plan shall be paid out of the Company's general assets and allocated as payments out of the appropriate Participant's Account under the Plan.

7.   ADMINISTRATION.

     7.1 GENERAL. This Plan shall be administered by the President and Chief Executive Officer of the Company (the "Administrator"). Such Administrator shall exercise all



                                       6.

administrative powers and duties under the Plan in accordance with the terms and purposes of the Plan. The Administrator shall determine the amount of the Benefits due to each Participant or Beneficiary from the Plan and shall cause them to be paid in accordance with the Plan.

     7.2 PROCEDURES. The Administrator may adopt such rules and regulations not inconsistent with the provisions of the Plan as deemed necessary or appropriate for the proper administration of the Plan and shall have the authority, in the Administrator's sole discretion, to interpret and construe any provision of the Plan. To the extent permitted by law, (i) all such rules, regulations, interpretations and constructions shall be final and binding on the Company and all Participants and their legal representatives, beneficiaries, successors, and assigns, subject to review as provided in Section 7.3, (ii) the Administrator shall not be subject to any individual liability with respect to the Plan and
(iii) the Administrator shall be indemnified by the Company for any action or omission made with respect to the Plan which does not demonstrate bad faith, willful misconduct, criminal act, or gross negligence.

     7.3 CLAIMS. Any denial by the Administrator of a claim for benefits under the Plan by a Participant or Beneficiary shall be stated in writing by the Administrator and delivered or mailed to the Participant or Beneficiary. Such notice shall set forth the specific reasons for the denial, written to the best of the Administrator's ability in a manner that may be understood without legal counsel. In addition, the Administrator shall afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a review of the decision denying the claim. In the event of further disagreement following any further decision of the Administrator after such a review, either the Participant or the Administrator may appeal to the full Board, which decision shall be final.

8.   AMENDMENT AND TERMINATION.

     8.1 AMENDMENT OR TERMINATION.

                  (a) The Company shall have the absolute right to amend the Plan in any respect to the extent necessary to obtain favorable rulings from the Internal Revenue Service as to the status of the Plan as an unfunded deferred compensation arrangement for United States federal income tax purposes, provided that an application seeking such rulings is submitted to the Internal Revenue Service within one year after the Effective Date. If such rulings are sought within one year after the Effective Date but not obtained ultimately, the Company may elect to terminate the Plan within thirty (30) days after it becomes apparent that favorable rulings will not be obtained. In this event, the Company shall notify all Participants of its election to terminate the Plan, and Participants shall be entitled to receive the amounts in their respective Accounts, if any.

                  (b) While the Company intends and expects the Plan to continue to fulfill its purposes and serve the best interests of the Company in its present form, the Company reserves the right to amend or terminate the Plan at any time, subject, except where Section 8.1(a) applies, to the provisions of
Section 8.2 and Section 9.

                                       7.

     8.2 ACCRUED BENEFITS.

                  (a) Except where Section 8.1(a) applies, no termination of the Plan or any amendments thereto which affect Benefits under the Plan shall, without the written consent of a Participant, eliminate or reduce any Benefit of the Participant under the Plan to which, as of the date of such termination or amendment, such Participant would be entitled under the provisions of Section 5 had he or she ceased serving as a Director immediately prior to such date.

                  (b) In the event of any amendment of the Plan which affects the amount of Benefits payable under the Plan, Participants shall be entitled to receive the greater of (i) the Benefit provided under the Plan as amended, or
(ii) the Benefit described above in Section 8.2(a).

                  (c) Upon termination of the Plan, all Deferred Compensation Agreements shall terminate immediately and all Participants' full Compensation on a non-deferred basis will be restored. Each and every Participant shall receive payment of the value of his or her Account in accordance with the provisions of Section 5 as if the Participants had ceased serving as Directors on the date of the Plan's termination.

9.   SALE OR MERGER OF THE COMPANY.

     In the event of a sale, merger, reorganization, consolidation or other similar transaction (a "Change of Ownership Transaction") involving the Company, no Participant in the Plan will be considered to have ceased serving as a Director for purposes of the Plan, nor will any such Participant be entitled to receive Benefits pursuant to Section 5, until such Participant actually ceases serving as Director of the Company or any acquiring or successor company or entity, and otherwise ceases to provide services to the Company unless payment of Benefits is otherwise directed by the Administrator of the Plan. Notwithstanding the foregoing sentence, in the event of the occurrence of a "Change in Control" (defined below) of the Company, a Participant shall be entitled to receive Benefits pursuant to Section 5 immediately prior to the effective date of such Change in Control. For purposes of the foregoing sentence, "Change in Control" is defined as any of the following: (i) any merger, acquisition, consolidation, reorganization or other similar transaction pursuant to which the shareholders of the Company immediately prior to such merger, consolidation, reorganization or other similar transaction do not, immediately thereafter, own more than 50% of the outstanding voting securities of the resulting entity, or (ii) any liquidation or dissolution of the Company or any sale of all or substantially all of the assets of the Company. In any event, no Change of Ownership Transaction involving the Company or Change in Control of the Company shall, without the written consent of a Participant, eliminate or reduce any Benefit of the Participant under the Plan to which, as of the date of such Change of Ownership Transaction or Change in Control, such Participant would be entitled under the provisions of Section 5 had he or she ceased serving as a Director immediately prior to such date.

10.  MISCELLANEOUS.

     10.1 BENEFITS FULLY VESTED. All Benefits under the Plan, to the extent accrued, shall be fully vested at all times hereunder.

                                       8.

     10.2 NO RIGHT TO CONTINUE AS DIRECTOR. Nothing contained in this Plan or in any agreement or instrument executed pursuant to the Plan shall be construed as conferring upon any Participant the right to continue serving as a Director.

     10.3 SUCCESSORS AND ASSIGNS. This Plan shall be binding upon the Company and its successors and assigns as well as each Participant and his or her representatives, successors, heirs, assigns, and Beneficiary.

     10.4 ASSIGNMENT OR ALIENATION. To the extent permitted by law, benefits of Participants under this Plan may not be anticipated, assigned (either by law or in equity), transferred, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process.

     10.5 ENTIRE AGREEMENT. The Plan and a Participant's Deferred Compensation Agreement, and any subsequently adopted amendment to either of these documents, shall constitute the total agreement or contract between the Company and such Participant regarding the Plan. No oral statement regarding the Plan may be relied upon by the Participant. If there are any conflicts between the terms of the Plan and a Participant's Deferred Compensation Agreement, the terms of the Plan shall control.

     10.6 HEADINGS. The headings herein are for reference only. In the event of a conflict between a heading and content of a Section of this Plan, the content of the Section shall control.

     10.7 GENDER AND NUMBER. Whenever used herein, the masculine shall be interpreted to include the feminine and neuter, the neuter to include the masculine and feminine, the singular to include the plural and the plural to include the singular, unless the context requires otherwise.

     10.8 GOVERNING LAW. The place of administration of this Plan shall conclusively be deemed to be within the State of California, and the Plan shall be governed by and in all respects construed in accordance with the substantive laws of the State of California, except where such laws are superseded by federal laws.

     IN WITNESS WHEREOF, the Company has executed this Amendment and Restatement of the Plan this _______ day of _________________, 1999.



                                           AMYLIN PHARMACEUTICALS, INC.


                                           By:
                                              --------------------------------
                                           Title:
                                                 -----------------------------




                                       9.